Zevenbergen Genea Fund
Schedule of Investments
March 31, 2025 (Unaudited)

Security	Shares	Value
Common Stocks — 100.0%
Consumer Discretionary - 46.1%
Airbnb, Inc., Class A (a)	6,200	$740,652
Amazon.com, Inc. (a)	16,300	3,101,238
DraftKings Inc., Class A (a)	45,050	1,496,110
MercadoLibre, Inc. (a)	2,540	4,955,210
Netflix, Inc. (a)	3,100	2,890,843
Rivian Automotive, Inc. Class A (a)	58,075	723,034
Spotify Technology S.A. (a)	4,560	2,508,137
Tesla, Inc. (a)	20,250	5,247,990
The Trade Desk, Inc., Class A (a)	50,260	2,750,227
Uber Technologies, Inc. (a)	36,350	2,648,461
Total Consumer Discretionary		27,061,902

Industrials - 10.4%
Axon Enterprise, Inc. (a)	8,750	4,602,062
Bloom Energy Corp, Class A (a)	20,050	394,183
Rocket Lab USA, Inc. (a)	31,775	568,137
Symbotic Inc. (a)	25,650	518,387
Total Industrials		6,082,769

Real Estate - 3.6%
Zillow Group, Inc., Class C (a)	30,850	2,115,076
Total Real Estate		2,115,076

Technology - 39.9%
Arm Holdings Plc - ADR (a)	11,000	1,174,690
Credo Technology Group Holding Ltd. (a)	19,300	775,088
CrowdStrike Holdings, Inc., Class A (a)	5,450	1,921,561
CyberArk Software Ltd. (a)	900	304,200
Datadog, Inc. - Class A (a)	18,850	1,870,108
MongoDB, Inc. (a)	4,900	859,460
Nebius Group N.V. (a)	10,350	218,489
NVIDIA Corporation	47,900	5,191,402
Pinterest, Inc. Class A (a)	45,900	1,422,900
Samsara Inc. Class A (a)	19,150	734,020
Shopify Inc. Class A (a)	47,450	4,530,526
Snowflake Inc., Class A (a)	15,350	2,243,556
Toast, Inc., Class A (a)	65,950	2,187,561
Total Technology		23,433,561
Total Common Stocks (Cost $25,565,673)		58,693,308

Short-Term Investments — 0.5%
First American U.S. Treasury Money Market Fund - Class Z, 4.13% (b)	294,580	294,580
Total Short-Term Investments (Cost $294,580)		294,580

Total Investments - 100.5% (Cost $25,860,253)		58,987,888
Liabilities in Excess of Other Assets - (0.5)%		(303,595)
Total Net Assets — 100.0%		58,684,294

ADR -	American Depositary Receipt.
Plc -	Public Limited Company
(a)	Non-income producing security.
(b)	The rate reported is the annualized seven-day yield as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Zevenbergen Genea Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$58,693,308	$-	$-	$58,693,308
Money Market Funds	294,580	-	-	294,580
Total Investments	$58,987,888	$-	$-	$58,987,888

Refer to the Schedule of Investments for further disaggregation of investment categories.